                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          SYSTEMONE TECHNOLOGIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           SYSTEMONE TECHNOLOGIES INC.

                              8305 N.W. 27TH STREET
                                    SUITE 107
                              MIAMI, FLORIDA 33122

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 22, 2001

                             -----------------------

To our Shareholders:

         Our 2001 annual meeting of shareholders will be held at our corporate headquarters at 8305 N.W. 27th Street, Suite 107, Miami, Florida, on Friday, June 22 beginning at 10:00 a.m. local time. At the meeting, shareholders will act on the following matters:

         1.       Election of four directors, each for a term of one year; and

         2.       Any other matters that properly come before the meeting.

         Shareholders of record at the close of business on May 9, 2001 are entitled to vote at the meeting or any postponement or adjournment.

                                           By Order of the Board of Directors

                                           /s/ Pierre G. Mansur
                                           -----------------------------------
                                           Pierre G. Mansur
                                           CHAIRMAN OF THE BOARD AND PRESIDENT

Miami, Florida
May 28, 2001

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                                TABLE OF CONTENTS

                                                                                                                 PAGE
                                                                                                                 ----
About the Meeting.................................................................................................1
         What is the purpose of the Annual Meeting?...............................................................1
         Who is entitled to vote?.................................................................................1
         Who can attend the meeting?..............................................................................1
         What constitutes a quorum?...............................................................................1
         How do I vote?...........................................................................................2
         Can I change my vote after I return my proxy card?.......................................................2
         What are the Board's recommendations?....................................................................2
         What vote is required to approve each item?..............................................................2
         Who pays for the preparation of the proxy?...............................................................2
Stock Ownership...................................................................................................4
         Who are the largest owners of our stock and how much stock do our directors and executive officers own?.............................................................................4
Proposal 1 -- Election of Directors...............................................................................7
Directors.........................................................................................................7
         How are directors compensated?...........................................................................8
         How often did the Board meet during 2000?................................................................8
         What committees has the Board established?...............................................................8
Report of the Audit Committee.....................................................................................9
Management........................................................................................................9
Executive Compensation............................................................................................9
Employment Contracts and Termination of Employment Arrangements..................................................10
Certain Relationships and Related Transactions...................................................................11
Independent Public Accountants...................................................................................12
Fees paid to our Independent Auditors............................................................................13
Other Business...................................................................................................13
Shareholder Proposals............................................................................................13


                       2001 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                           SYSTEMONE TECHNOLOGIES INC.

                     --------------------------------------

                                 PROXY STATEMENT

                     --------------------------------------

         This proxy statement contains information related to our annual meeting of shareholders to be held on Friday, June 22, 2001 beginning at 10:00 a.m. local time, at our corporate headquarters at 8305 N.W. 27th Street, Suite 107, Miami, Florida, and at any adjournments or postponements thereof.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the annual meeting, shareholders will vote on the election of directors and any other matters that properly come before the meeting. In addition, our management will report on our performance during 2000 and respond to questions from our shareholders.

WHO IS ENTITLED TO VOTE?

         Only shareholders of record at the close of business on the record date, May 9, 2001, are entitled to receive notice of the annual meeting and to vote the shares of common stock and Series B, Series C and Series D convertible preferred stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon. Each outstanding share of Series B, Series C and Series D preferred stock entitles its holder to cast 21.37, 28.57 and 28.57 votes, respectively, on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

         All shareholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in "street name" (that is, through a broker or other nominee), you will need to bring evidence of your share ownership, such as a copy of your most recent brokerage statement reflecting your stock ownership as of the record date and a valid picture identification.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum, permitting the meeting to conduct its business. As of the record date, May 9, 2001, 4,742,923 shares of our common stock held by approximately 36 shareholders of record, 57,590 shares of Series B convertible preferred stock held by three holders of record, 76,735 shares of Series C convertible preferred stock held by one holder of record and 21,099 shares of Series D convertible preferred stock held by three holders of record were issued and outstanding. The shares of preferred stock represent a total of 4,025,814 votes. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting but will not be counted as votes cast "for" or "against" any given matter.

         If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered shareholder and you attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The Board recommends a vote for the election of the nominated slate of directors (see page 8).

         The Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate board nominees. In the event that any other matter should properly come before the meeting or any nominee is not available for election, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

         OTHER ITEMS. For each other item, the affirmative vote of a majority of the votes represented by shares of common stock and Series B, Series C and Series D convertible preferred stock present (either in person or by proxy) and voting will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO PAYS FOR THE PREPARATION OF THE PROXY?

         We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and we may reimburse such persons for their expenses incurred in connection with these activities.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is May 28, 2001. You should review this information in conjunction with our Annual Report to Shareholders for the year ended December 31, 2000, which accompanies this proxy statement. Our principal executive offices are located at 8305 N.W. 27th Street, Suite 107, Miami, Florida 33122, and our telephone number is (305) 593-8015. A list of shareholders entitled to vote at the Annual Meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any shareholder.

                                 STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF OUR STOCK AND HOW MUCH STOCK DO OUR DIRECTORS AND EXECUTIVE OFFICERS OWN?

         Our voting securities outstanding on May 9, 2001 consisted of 4,742,923 shares of common stock, 57,590 shares of Series B Preferred Stock, 76,735 shares of Series C Preferred Stock and 21,099 shares of Series D Preferred Stock. The following table shows as of May 9, 2001, the amount of voting securities beneficially owned by (a) each of our directors, (b) each of our executive officers named in the Summary Compensation Table below, (c) all of our directors and executive officers as a group and (d) each person known by us to beneficially own more than 5% of any class of our outstanding voting securities. Unless otherwise provided, the address of each holder listed under the heading "Common Stock" is c/o SystemOne Technologies Inc., 8305 N.W. 27th Street, Suite 107, Miami, Florida 33122.


                                             AGGREGATE NUMBER      ACQUIRABLE          TOTAL NUMBER        PERCENTAGE
                                                OF SHARES            WITHIN         OF SHARES OF CLASS    OF SHARES OF
                                            BENEFICIALLY OWNED       60 DAYS        BENEFICIALLY OWNED       CLASS
NAME                                               (a)                 (b)          (COLUMNS (a)+(b))     OUTSTANDING
----                                        -------------------    ----------       -----------------     -----------

COMMON STOCK

Pierre G. Mansur........................        1,961,750             54,986(1)          2,016,736           42.0%
Paul I. Mansur..........................               --             43,964(1)             43,964            *
Paul A. Biddelman(2)....................               --              1,667(1)              1,667
Kenneth C. Leung(3).....................           13,250              1,667(1)             14,917            *
All directors and executive officers as
   a group (5 persons)..................        1,980,000            102,284             2,082,284           42.9%
Environmental Opportunities Fund II
   (Institutional), L.P.(4).............               --          1,319,831(5)          1,319,831           21.8%
Environmental Opportunities Fund II,
   L.P(4)...............................               --            359,277(6)            359,277            7.0%
Environmental Opportunities
   Fund, L.P.(4)........................               --            492,257(7)            492,257            9.4%
Hanseatic Americas LDC(8)...............               --          3,133,016(9)          3,133,016           39.8%
Oppenheimer Funds, Inc.(10).............               --            296,510(11)           296,510            5.9%
Safety-Kleen Systems, Inc.(12)..........               --          1,134,615(13)         1,134,615           19.3%
The Commingled Pension Trust Fund
   (Multi-Market Special Investment
   Fund II) of Morgan Guaranty Trust
   Company of New York(14)..............               --            311,335(11)           311,335            6.2%

SERIES B CONVERTIBLE PREFERRED STOCK

Environmental Opportunities Fund II
   (Institutional), L.P.(4).............           27,162                 --                27,162           47.2%
Environmental Opportunities Fund II,
   L.P.(4)..............................            7,393                 --                 7,393           12.8%
Environmental Opportunities
   Fund, L.P.(4)........................           23,035                 --                23,035           40.0%

SERIES C CONVERTIBLE PREFERRED STOCK

Hanseatic Americas LDC(8)...............           76,735                 --                76,735          100.0%



                                             AGGREGATE NUMBER      ACQUIRABLE          TOTAL NUMBER        PERCENTAGE
                                                OF SHARES            WITHIN         OF SHARES OF CLASS    OF SHARES OF
                                            BENEFICIALLY OWNED       60 DAYS        BENEFICIALLY OWNED       CLASS
NAME                                               (a)                 (b)          (COLUMNS (a)+(b))     OUTSTANDING
----                                        -------------------    ----------       -----------------     -----------

SERIES D CONVERTIBLE PREFERRED STOCK

Environmental Opportunities Fund II
   (Institutional), L.P.(4).............            8,292                 --                 8,292           39.3%
Environmental Opportunities Fund II,
   L.P.(4)..............................            2,257                 --                 2,257           10.7%
Hanseatic Americas LDC(8)...............           10,550                 --                10,550           50.0%

-------------------------
*      Represents less than 1% of the outstanding stock of the class.

(1) Reflects the number of shares that could be purchased by the holder by exercise of options granted under our incentive compensation plan on May 9, 2001 or within 60 days thereafter.

(2) Mr. Biddelman is the President of Hanseatic Corporation ("Corporation") and he disclaims beneficial ownership as to any securities held by Hanseatic Americas LDC ("Americas"), Hansabel Partners LLC ("Partners") or Corporation.

(3) Mr. Leung is the Chief Investment Officer of Environmental Opportunities Fund, L.P. ("Fund I"), Environmental Opportunities Fund II, L.P. ("Fund II"), Environmental Opportunities Fund II (Institutional), L.P. ("Institutional" and collectively, the "Environmental Funds") and he disclaims beneficial ownership as to any securities held by the Environmental Funds.

(4) The address for each of the Environmental Funds is c/o Sanders Morris Harris, 3100 Chase Tower, Houston, Texas 77002.

(5) Reflects 27,162 shares of Series B Convertible Preferred Stock that are immediately convertible into 580,451 shares of Common Stock at a conversion price of $4.68 per share; 8,292 shares of Series D Convertible Preferred Stock that are immediately convertible into 236,902 shares of Common Stock at a conversion price of $3.50 per share; a Warrant to purchase 224,571 shares of Common Stock that is immediately exercisable at an exercise price of $3.50 per share; and a Warrant to purchase 370,543 shares of Common Stock that is immediately exercisable or exercisable within 60 days from the date hereof for 277,900 shares of Common Stock at an exercise price of $3.50 per share.

(6) Reflects 7,393 shares of Series B Convertible Preferred Stock that are immediately convertible into 157,988 shares of Common Stock at a conversion price of $4.68 per share; 2,257 shares of Series D Convertible Preferred Stock that are immediately convertible into 64,482 shares of Common Stock at a conversion price of $3.50 per share; a Warrant to purchase 61,143 shares of Common Stock that is immediately exercisable at an exercise price of $3.50 per share; and a Warrant to purchase 100,886 shares of Common Stock that is immediately exercisable or exercisable within 60 days from the date hereof for 75,664 shares of Common Stock at an exercise price of $3.50 per share.

(7) Reflects 23,035 shares of Series B Convertible Preferred Stock that are immediately convertible into 492,257 shares of Common Stock at a conversion price of $4.68 per share.

(8) Per a Schedule 13D filed thereby, Americas, Partners, Corporation and Mr. Wolfgang Traber claim shared voting and dispositive power of the securities held by Americas. The address for each of Americas, Partners, Corporation and Mr. Traber is c/o Howard Kailes, Esq., Krugman & Kailes LLP, Park 80 West-Plaza Two, Saddle Brook, New Jersey 07663.

(9) Reflects 76,735 shares of Series C Convertible Preferred Stock that are immediately convertible into 2,192,318 shares of Common Stock at a conversion price of $3.50 per share; 10,550 shares of Series D Convertible Preferred Stock that are immediately convertible into 301,413 shares of Common Stock at a conversion price of $3.50 per share; a Warrant to purchase 285,714 shares of Common Stock that is immediately exercisable at an exercise price of $3.50 per share; and a Warrant to purchase 471,429 shares of Common Stock, that is immediately exercisable or exercisable within 60 days from the date hereof for 353,571 shares of Common Stock at an exercise price of $3.50 per share.

(10) The address of the Oppenheimer Funds, Inc. is Two World Trade Center, 34th Floor, New York, New York 10048-0203.

(11) Shares issuable upon conversion of 8 1/4% Subordinated Convertible Notes due 2003.

(12) Per a Schedule 13D filed thereby, Safety-Kleen Systems, Inc. ("Systems"), Safety-Kleen Services, Inc. ("Services") and Safety-Kleen Corp. ("Corp.") claim shared voting and dispositive power of the securities held by Systems. The address of Systems, Services and Corp. is 1301 Gervais Street, Suite 300, Columbia, South Carolina 29201.

(13) Reflects a Warrant to purchase 1,134,615 shares of Common Stock that is immediately exercisable at $3.50 per share.

(14) The address of the Commingled Pension Trust Fund (Multi-Market Special Investment Fund II) of Morgan Guaranty Trust Company of New York is 522 Fifth Avenue, New York, New York 10036.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         Our Articles of Incorporation provide that the number of directors constituting the Board of Directors shall be at least one, with the exact number of directors to be fixed from time to time in the manner provided in our Bylaws. Our Bylaws provide that the number of directors shall be fixed from time to time by a majority vote of our shareholders. Each director elected at the annual meeting will serve a one-year term.

         The Board has nominated each of Pierre G. Mansur, Paul I. Mansur, Paul
A. Biddelman and Kenneth C. Leung to be elected as a director at the annual meeting. Our director nominees are currently serving as our directors and their terms expire at the Annual Meeting. We expect that our director nominees will be available for election, but if any of them shall become unavailable to stand for election at any time before the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

                                    DIRECTORS

         Our directors and executive officers and their ages as of May 9, 2001 are as follows:

NAME                                                   AGE                            POSITION
----                                                   ---                            --------

  Pierre G. Mansur.............................         49      Chairman of the Board, President and Director

  Paul I. Mansur...............................         50      Chief Executive Officer and Director

  Paul A. Biddelman............................         55      Director

  Kenneth C. Leung.............................         56      Director


         PIERRE G. MANSUR founded SystemOne Technologies Inc. and has served as our Chairman and President since our inception in November 1990. From June 1973 to August 1990, Mr. Mansur served as President of Mansur Industries Inc., a privately held New York corporation, that operated a professional race engine machine shop. Mr. Mansur has over twenty years of advanced automotive and machinery operations experience including developing innovative automotive machine shop applications; designing, manufacturing, customizing, modifying and retooling high performance engines and component parts; developing state of the art automotive and powerboat race engines which have consistently achieved world championship status; and providing consulting services and publishing articles with respect to automotive technical research data. Mr. Mansur has conducted extensive research and development projects for several companies, including testing and evaluating engine parts and equipment for Direct Connection, a high performance racing division of the Chrysler Corporation; researching and developing specialized engine piston rings and coatings for Seal Power Corporation; researching high-tech plastic polymers for internal combustion engines for ICI Americas; and designing and developing specialized high performance engine oil pan applications. Pierre Mansur is the brother of Paul I. Mansur. Pierre Mansur is a graduate of the City University of New York.

         PAUL I. MANSUR has been our Chief Executive Officer and a Director of ours since September 1993. From September 1986 to July 1993, Mr. Mansur served as Chief Executive Officer of Atlantic Entertainment Inc., a privately held regional retail chain of video superstores. From March 1981 to September 1986, Mr. Mansur served as the Chief Executive Officer and President of Ameritrade Corporation, a privately held international distributor of factory direct duty free products. From June 1972 to March 1981, Mr. Mansur held various finance and operation positions, including Assistant Vice President Finance and Operations for Mott's USA, Inc., a division of American Brands. Paul Mansur is the brother of Pierre G. Mansur. Paul Mansur is a graduate of the City University of New York.

         PAUL A. BIDDELMAN has been a Director of ours since May 2000. Mr. Biddelman is President of Hanseatic Corporation, a private investment company and a significant shareholder of ours. Mr. Biddelman joined Hanseatic early in 1992 from a merchant banking firm, which he co-founded in 1991. Prior to that he was a Managing Director in Corporate Finance at Drexel Burnham Lambert Incorporated where he was active primarily in financing middle-market industrial companies. He holds an MBA from Harvard Business School, a JD from Columbia Law School, and a BS from Lehigh University. Mr. Biddelman serves on the Board of Directors of Celadon Group, Inc., Instituform Technologies, Inc., Six Flags, Inc., and Star Gas LLC (the general partner of Star Gas L.P.).

         KENNETH C. LEUNG has been a Director of ours since May 2000. Mr. Leung is a Managing Director and heads the Corporate Finance Department of Sanders Morris Harris in New York City and is the Chief Investment Officer of Environmental Opportunities Funds I and II, each a significant shareholder of ours. Prior to joining Sanders Morris Harris in 1995, Mr. Leung was a Managing Director at Salomon Smith Barney Inc., an investment banking firm. Mr. Leung holds an MBA in Finance from Columbia University and a BA in History from Fordham College. He serves on the Board of Directors of Zahren Alternative Power Corp., Avista Resources, Inc., Synagro Technologies, Inc., Northstar Passenger Services Ltd., Waterlilly, Inc. and U.S. Plastic Lumber Corporation.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

HOW ARE DIRECTORS COMPENSATED?

         COMPENSATION. No director receives any fee for attendance at meetings of the Board of Directors or committees thereof, although members of the Board of Directors do receive reimbursement for actual travel-related expenses incurred in connection with their attendance at meetings of the Board of Directors. Directors who are also employed by us do not receive additional compensation for their services as directors.

         OPTIONS. Directors are eligible to receive options under our 1996 Executive Incentive Compensation Plan. This plan provides for an automatic grant of an option to purchase 3,500 shares of our common stock, par value $.001 per share, upon a person's election as a non-employee director, as well as an automatic annual grant of an option to purchase 3,500 shares of common stock on the day we issue our earnings release for the prior fiscal year.

HOW OFTEN DID THE BOARD MEET DURING 2000?

         During 2000, the Board of Directors held three meetings. During 2000, no director attended fewer than 75% of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

         The Board of Directors has a standing Audit Committee and Compensation Committee. We do not have a nominating committee. Our Board of Directors performs the functions of a nominating committee.

         Audit Committee

         During 2000, the Audit Committee consisted of Messrs. Biddelman and Leung. The Audit Committee held one meeting during 2000. The duties and responsibilities of the Audit Committee include (a) recommending to the Board the appointment of our auditors and any termination of engagement, (b) reviewing the plan and scope of audits, (c) reviewing our significant accounting policies and internal controls and (d) having general responsibility for all related auditing matters. The Board of Directors adopted a written charter for the Audit Committee effective June 13, 2000. A copy of the charter is included in this Proxy Statement as Appendix A.

         Compensation Committee

         During 2000, the Compensation Committee consisted of Messrs. Biddelman and Leung. The Compensation Committee held one meeting during 2000. The Compensation Committee reviews and approves the compensation of our executive officers and administers our stock option plan.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee submits the following report for 2000:

         The Audit Committee of the Board of Directors has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2000, with management, and has received the written disclosures and the letter from KPMG LLP, our independent auditors for the fiscal year ending December 31, 2000, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with the independent auditors our audited financial statements for the fiscal year ended December 31, 2000, the quality of our accounting principles and underlying estimates in our financial statements and the auditor's independence as required by Statement on Auditing Standards No. 61 of the Auditing Standards Board of the American Institute of Certified Public Accountants. Based on these discussions with KPMG LLP, the Audit Committee members recommended unanimously to the Board of Directors that the audited financial statements be included in the our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

                               THE AUDIT COMMITTEE

                                Paul A. Biddelman
                                Kenneth C. Leung








                                   MANAGEMENT

EXECUTIVE OFFICERS

         Our executive officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. The following sets forth certain information with respect to our executive officers (other than such information regarding Pierre G. Mansur and Paul I. Mansur which was disclosed under "Proposal 1- Election of Directors" above

     NAME                  AGE                      POSITION
     ----                  ---                      --------
Steven M. Healy             38             Director of Finance and Controller

         STEVEN M. HEALY has been our Director of Finance and Controller since July 2000. Prior to that and since March 1997, Mr. Healy served as Director of Finance for Radiant Oil Company, Inc., a privately held fuel distributor, convenience store operator and real estate company. From January 1993 to March 1997, he served as Controller of United Leisure Industries, Inc. a privately held vertically integrated manufacturer, distributor and retailer for sport and recreational equipment. From January 1987 to December 1992 Mr. Healy served as an auditor for Deloitte & Touche LLP. Mr. Healy is a CPA and a graduate of the University of Florida.

                             EXECUTIVE COMPENSATION

         The following table sets forth, for the years ended December 31, 2000, 1999 and 1998, the aggregate compensation awarded to, earned by or paid to Pierre G. Mansur, our Chairman and President and Paul I. Mansur, our Chief Executive Officer (collectively, the "named executive officers"). None of our other officers earned compensation in excess of $100,000 during 2000. We did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during these three fiscal years.


                                                                       ANNUAL COMPENSATION
                                                  ---------------------------------------------------------------
                  NAME AND                                                                           OTHER ANNUAL
              PRINCIPAL POSITION                  YEAR           SALARY              BONUS           COMPENSATION
              ------------------                  ----           ------              -----           ------------
Pierre G. Mansur..........................        2000           $ 150,000                --         $  8,040(1)
     Chairman and President                       1999           $ 150,000         $ 150,000         $  8,040(1)
                                                  1998           $ 130,000                --         $  8,040(1)

Paul I. Mansur............................        2000           $ 150,000(2)             --         $  8,570(1)
     Chief Executive Officer                      1999           $ 150,000                --         $  5,099(1)
                                                  1998           $ 130,000                --         $  5,099(1)

-----------------------
(1)  Automobile allowance.
(2) Subject to a $50,000 holdback payable upon achieving certain operating results.

         EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

         On July 1, 2000 we entered into an 18 month employment agreement with Pierre G. Mansur, our Chairman of the Board and President, which employment agreement is renewable at our option for an additional one year term. The employment agreement provides that Mr. Mansur's base salary will be $160,000 per annum during 2001 and if the agreement is renewed, will be $175,000 per annum for 2002. During the term of the employment agreement and for three years following the termination of his employment, Mr. Mansur is prohibited from disclosing any confidential information, including without limitation, information regarding our patents, research and development, manufacturing processes or knowledge or information with respect to our confidential trade secrets. In addition, Mr. Mansur is prohibited from, directly or indirectly, engaging in any business in substantial competition with us or any of our affiliates and from becoming an officer, director or employee of any corporation, partnership or any other business in substantial competition with us or any of our affiliates for three years following such termination.

         We also entered into 18 month employment agreement with Paul I. Mansur, our Chief Executive Officer, which employment agreement is renewable at our option for an additional one year term. The employment agreement provides that Mr. Mansur's base salary will be $160,000 per annum during 2001 and if the agreement is renewed, will be $175,000 per annum for 2002. During the term of the employment agreement and for three years following his termination of employment, Mr. Mansur is prohibited from disclosing any confidential information, including without limitation, information regarding our patents, research and development, manufacturing process or knowledge or information with respect to our confidential trade secrets. The employment agreement also provides that Mr. Mansur is prohibited from, directly or indirectly, engaging in any business in substantial competition with us or any of our affiliates and from becoming an officer, director or employee of any corporation, partnership or any other business in substantial competition with us or any of our affiliates during the three years following such termination.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The table below sets forth the following information with respect to options granted to the named executive officers during 2000 and the potential realizable value of such option grants:

         o the number of shares of common stock underlying options granted during the year;

         o the percentage that such options represent of all options granted to employees during the year;

         o  the exercise price; and

         o  the expiration date.


                                                                 INDIVIDUAL GRANTS
                                        --------------------------------------------------------------------
                                                             PERCENT OF
                                                               TOTAL
                                          NUMBER OF           OPTIONS/
                                         SECURITIES             SARS
                                         UNDERLYING          GRANTED TO
                                         OPTIONS/SARS       EMPLOYEES IN       EXERCISE          EXPIRATION
NAME                                       GRANTED          FISCAL YEAR      PRICE ($/SH)           DATE
----                                    -------------       -----------      ------------        -----------
Pierre G. Mansur................            25,532              6.5%            $6.75              3/1/07
    Chairman of the Board and
    President

Paul I. Mansur..................            25,532              6.5%            $6.75              3/1/07
    Chief Executive Officer

AGGREGATED FISCAL YEAR-END OPTION VALUE TABLE


         The following table sets forth certain information concerning unexercised stock options held by our named executive officers as of December 31, 2000. No stock options were exercised by the named executive officers during 2000. No stock appreciation rights have been granted or are outstanding.

                                                          NUMBER OF SECURITIES
                                                               UNDERLYING
                                                     UNEXERCISED OPTIONS AT FY-END     VALUE OF UNEXERCISED IN-THE-
                               SHARES                     DECEMBER 31, 2000(#)          MONEY OPTIONS AT FY-END(1)
                             ACQUIRED ON    VALUE   -------------------------------    -----------------------------
NAME                         EXERCISE(#)  REALIZED    EXERCISABLE     UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
----                         -----------  --------   -------------    -------------    -----------     -------------
Pierre G. Mansur........          0          $ 0          72,806          25,532           (2)              (2)

Paul I. Mansur..........          0          $ 0          66,784          25,532           (2)              (2)

----------------

(1) The closing price of the common stock as reported on the Nasdaq SmallCap Market on December 29, 2000, the last trading day for such year, was $2.25.

(2) The option exercise price exceeds $2.25 and accordingly, such options are not "in-the-money."


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In May 1999, we issued an aggregate of 50,500 shares of Series B Convertible Preferred Stock, $1.00 par value per share, to Environmental Opportunities Fund, L.P., Environmental Opportunities Fund (Cayman), L.P., Environmental Opportunities Fund II, L.P., and Environmental Opportunities Fund II (Institutional), L.P. for an aggregate purchase price of $5,050,000. Subsequent to such date we issued an additional 7,090 shares of Series B Convertible Preferred Stock as paid in kind dividends. Also subsequent to such date, all shares held by Environmental Opportunities Fund (Cayman), L.P. were transferred to Environmental Opportunities Fund, L.P. Mr. Kenneth C. Leung, one of our directors, is the Chief Investment Officer of each of the aforementioned funds.

         In August 1999, we issued 69,000 shares of Series C Convertible Preferred Stock, $1.00 par value per share, to Hanseatic Americas LDC for an aggregate purchase price of $6,900,000. Subsequent to such date we issued an additional 7,735 shares of Series C Convertible Preferred Stock as paid in kind dividends. Mr. Paul A. Biddelman, one of our directors, is the President of Hanseatic Corporation, which controls Hanseatic Americas LDC.

         In May 2000, we issued an aggregate of 20,000 shares of Series D convertible preferred stock, par value $1.00 per share, and warrants (the "May Warrants") to purchase an aggregate of 363,636 shares of common stock, to Hanseatic Americas LDC, Environmental Opportunities Fund II, L.P. and Environmental Opportunities Fund (Institutional), L.P. for an aggregate purchase price of $2.0 million. Subsequent to such date we issued an additional 1,099 shares of Series D Convertible Preferred Stock as paid in kind dividends. In connection with the execution of the Subordinated Loan Agreement and the issuance of the Lender Warrants (each as described below), the May Warrants were adjusted to be exercisable for an aggregate of 571,428 shares of Common Stock.

         On August 7, 2000 (the "Issuance Date"), we entered into a Loan Agreement with Environmental Opportunities Fund II, L.P., Environmental Opportunities Fund II (Institutional), L.P. and Hanseatic Americas LDC, as amended on November 10, 2000 and November 30, 2000 (collectively the "Subordinated Loan Agreement"), under which we borrowed an aggregate principal amount of $3,300,000. These borrowings are evidenced by promissory notes (the "Subordinated Promissory Notes"), maturing February 7, 2002, subject to prepayment at any time at our option and mandatory prepayment to the extent of any proceeds received by us from the sale of any new securities or the borrowing of any additional money (other than purchase money debt and borrowings under the Senior Revolver). The Subordinated Promissory Notes initially bear interest at the rate of 12% per annum until the six month anniversary of the Issuance Date, 14% from the six month anniversary until the nine month anniversary of the Issuance Date and 16% thereafter until repaid in full. Our obligations under the Loan Agreement are secured by a lien on substantially all of its assets other than its intellectual property although such obligations have been subordinated to the Senior Revolver. Pursuant to the Loan Agreement we issued warrants to purchase an aggregate of up to 942,858 shares of its common stock at $3.50 per share (the "Lender Warrants"). The Lender Warrants may only be exercised for 50% and 75% of the common stock underlying the Lender Warrants prior to May 7, 2001 and August 7, 2001, respectively. In addition, if the Subordinated Promissory Notes are repaid prior to May 7, 2001, then 50% of the Lender Warrants will terminate, and, thereafter, if the loan is repaid prior to August 7, 2001, then 25% of the Lender Warrants will terminate.

         On November 30, 2000, we entered into a revolving credit loan agreement (the "Senior Revolver") with Hansa Finance Limited Liability Company ("Hansa") that provides us with a revolving line of credit for up to $5 million with a scheduled maturity of May 30, 2003. In connection with the Senior Revolver, we granted Hansa a security interest in substantially all of our assets including our intellectual properties. Pursuant to the Senior Revolver, we may borrow twice a month up to the Advance Limit. The Advance Limit is the lesser of $5,000,000 or the sum of the Advance Supplement plus an amount based on our accounts receivable and inventory. The Advance Supplement was $3,000,000 through March 31, 2001 and $2,500,000 for the period April 1 2001 until maturity. Amounts advanced under the Senior Revolver accrue interest at the rate of 14% per annum payable monthly in arrears commencing December 31, 2000. As of December 31, 2000, amounts advanced under the Senior Revolver totaled $4,200,000. Hansa is controlled indirectly by Hanseatic Corporation and Paul Biddelman, one of our directors, who is the President of Hanseatic Corporation.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of our outstanding common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of our equity securities. Such persons are required by SEC regulation to furnish us with copies of all such reports they file.

         To our knowledge, based solely on a review of the copies of such reports furnished to us and written or oral representations that no other reports were required for such persons, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent (10%) beneficial owners have been complied with, except for the Form 3, Initial Statement of Ownership of Securities ("Form 3"), and two Forms 4, Statement of Changes in Beneficial Ownership, reporting three transactions, which should have been filed by Environmental Opportunities Fund II, (Institutional), L.P., and a Form 3 which should have been filed by Steven M. Healy in August 2000. Mr. Healy's Form 3 was subsequently filed as a part of the Form 5 Annual Statement of Beneficial Ownership he filed in February 2001.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of KPMG LLP served as our independent public accountants during 2000. Our Board of Directors has selected KPMG LLP as our independent public accountants for 2001. One or more representatives of KPMG LLP are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions.

                      FEES PAID TO OUR INDEPENDENT AUDITORS

         The rules of the Securities and Exchange Commission require us to disclose fees billed by our independent auditors for services rendered to us for the fiscal year ended December 31, 2000.

AUDIT FEES

         The aggregate fees billed by KPMG LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB for the fiscal year were approximately $125,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         KPMG LLP did not bill us for or render any information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

         The aggregate fees billed by KPMG LLP for services rendered to us, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2000 were approximately $47,000.

                                 OTHER BUSINESS

         We know of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                              SHAREHOLDER PROPOSALS

         Shareholders interested in presenting a proposal for consideration at our 2002 annual meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion in our proxy statement and form of proxy relating to the meeting, shareholder proposals must be received by our Corporate Secretary no later than January 28, 2002.

         After the January 28, 2002 deadline, a shareholder may present a proposal at our 2002 annual meeting of shareholders if it is submitted to our Secretary at the address below, but we are not obligated to present the matter in our proxy materials. If the proposal is submitted after April 13, 2002, the Company's proxies will have discretionary authority to vote on such proposal.

         Our 2002 annual meeting of shareholders is expected to be held no later than June 22, 2002. If the date of next years annual meeting is changed by more than 30 days from June 22, 2002, then any proposal must be received not later than 10 days after disclosure of the meeting date is made if such proposal is to be included in our proxy materials.

         Any shareholder proposals should be addressed to Paul I. Mansur, Chief Executive Officer of SystemOne Technologies Inc. at 8305 NW 27th Street, Suite 107, Miami, Florida 33122.


                                             /s/ Pierre G. Mansur
                                             -----------------------------------
                                             Pierre G. Mansur
                                             CHAIRMAN OF THE BOARD AND PRESIDENT

Miami, Florida
May 28, 2001

                           SYSTEMONE TECHNOLOGIES INC.

                        8305 N.W. 27TH STREET, SUITE 107
                              MIAMI, FLORIDA 33122

         THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

         The undersigned holder of capital stock of SystemOne Technologies Inc., a Florida corporation (the "Company"), hereby appoints Paul I. Mansur and Pierre
G. Mansur, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of (i) common stock, par value $.001 per share (the "Common Stock"), Series B Convertible Preferred Stock, par value $1.00 per share, (ii) Series C Convertible Preferred Stock, par value $1.00 per share and/or (iii) Series D Convertible Preferred Stock, par value $1.00 per share of the Company that the undersigned is entitled to vote at the 2001 Annual Meeting of Shareholders of the Company, to be held on Friday, June 22, 2001 at 10:00 a.m., local time, at the Company's corporate headquarters at 8305 N.W. 27th Street, Suite 107, Miami, Florida, and at any adjournment(s) or postponement(s) thereof.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1) BELOW AND "FOR" PROPOSAL (2) BELOW.

PROPOSAL 1.  ELECTION OF PIERRE G. MANSUR, PAUL I. MANSUR, PAUL A.
             BIDDELMAN AND KENNETH C. LEUNG, AS DIRECTORS OF THE COMPANY.

                  [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominee(s) (if any).

                   -----------------------------------------------------------

                  [ ]      VOTE WITHHELD from all nominees.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2001 Annual Meeting of Shareholders, and any adjournments or postponements thereof.

                    Continued and to be signed on other side

Continued from other side

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS.

The undersigned hereby acknowledges receipt of (i) the Notice of 2001 Annual Meeting of Shareholders and (ii) the Proxy Statement and (iii) the Company's Annual Report to Shareholders for the year ended December 31, 2000.

                                      Dated: ______________________, 2001


                                      ______________________________________
                                                  (Signature)


                                      ______________________________________
                                           (Signature if held jointly)

                                      IMPORTANT: Please sign exactly as your
                                      name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                   APPENDIX A

                            MANSUR INDUSTRIES INC.

                             AUDIT COMMITTEE CHARTER

------------------------------------------------------------------------------
PURPOSE
------------------------------------------------------------------------------

         The primary purpose of the Audit Committee (the "Committee") is to assist the Company's Board of Directors (the "Board") in fulfilling its responsibility to oversee the Company's financial reporting process, including by overseeing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof; the Company's systems of internal accounting and financial controls; the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by management and the Board.

         In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Committee is authorized to retain outside counsel, auditors or other experts and professionals for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

         The Committee shall review the adequacy of this Charter on an annual basis.

------------------------------------------------------------------------------
MEMBERSHIP
------------------------------------------------------------------------------

         The Committee shall be comprised of not less than three members of the Board, and the Committee's composition shall meet all requirements of the Audit Committee Policy of the NASD.

         Accordingly, all of the members must be directors:

      - who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

      - who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee must have accounting or related financial management expertise.

------------------------------------------------------------------------------
KEY RESPONSIBILITIES
------------------------------------------------------------------------------

         The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee is not providing any experts or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

         The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate under the circumstances.

      - The Committee shall review with management and the outside Company's auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

      - As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's Quarterly Reports on Form 10-Q to be filed with the Commission and the matters required to be discussed by SAS No.
         61. Such review shall occur prior to the filing of the Company's Quarterly Reports on Form 10-Q.

         The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

         The Committee shall:

      - request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1;

      - discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

      - recommend that the Board take appropriate action to oversee the independence of the outside auditors.

The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.